UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): August 2, 2005


                            HealthSouth Corporation
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)

            1-10315                                  63-0860407
            -------                                  ----------
    (Commission File Number)                (IRS Employer Identification No.)


              One HealthSouth Parkway, Birmingham, Alabama 35243
              --------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (205) 967-7116
                                --------------
             (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

         On August 2, 2005, HealthSouth Corporation issued a press release entitled: "HEALTHSOUTH TO PROVIDE BUSINESS UPDATE ON SEPTEMBER 13, 2005."

         A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HEALTHSOUTH CORPORATION


                                     By: /s/ Gregory L. Doody
                                         ----------------------------
                                         Name:  Gregory L. Doody
                                         Title: Executive Vice President,
                                                General Counsel and Secretary


Dated: August 2, 2005

                                 EXHIBIT INDEX


   Exhibit Number        Description
   --------------        -----------

      99                 Press release of HealthSouth Corporation dated
                         August 2, 2005.

                                                                    Exhibit 99

NEWS FROM ____________________________________________________________________
[HEALTHSOUTH GRAPHIC OMITTED]

                                                                August 2, 2005
                                                         For Immediate Release


         HEALTHSOUTH TO PROVIDE BUSINESS UPDATE ON SEPTEMBER 13, 2005

Birmingham, Ala. - HealthSouth Corporation (OTC Pink Sheets: HLSH) today announced that it will hold an investor conference call at 8:30 a.m. Eastern Time on September 13, 2005. The agenda of the call will include information on HealthSouth's second quarter results and an update of its current operations.

The conference call may be accessed by dialing 877-918-6313 and entering pass code 6759603. International callers should dial 312-470-7286 and enter the same pass code. The conference call will also be webcast live and will be available at www.healthsouth.com by clicking on an available link.

A copy of the slide presentation that HealthSouth plans to use during the conference call and webcast will be posted shortly before the start of the conference call on the Company's Web site at www.healthsouth.com. A copy of the slide presentation will also be filed with the U.S. Securities and Exchange Commission, which can be accessed at www.sec.gov.

A replay of the conference call will be available, beginning approximately two hours after the completion of the conference, from September 13 to September 27, 2005. To access the replay, please dial 866-470-8786. International callers should dial 203-369-1489. The webcast will also be archived for replay purposes for two weeks after the live broadcast on www.healthsouth.com.

About HealthSouth

HealthSouth is one of the nation's largest providers of healthcare services, operating outpatient surgery, diagnostic imaging and rehabilitative healthcare facilities nationwide. HealthSouth can be found on the Web at www.healthsouth.com.

                                      ###

          For more information contact Andy Brimmer at 205-410-2777.